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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)     June 24, 2002
                                                --------------------------------



                         Retractable Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Texas                    000-30885              75-2599762
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(State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)           File Number)           Identification No.)



511 Lobo Lane, Little Elm, Texas                               75068-0009
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS

     On June 24, 2002, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.      Exhibits

99.     Press Release of Retractable Technologies, Inc. issued June 24, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 24, 2002                      RETRACTABLE TECHNOLOGIES, INC.
                                         (Registrant)

                                         BY: /s/ THOMAS J. SHAW
                                                --------------------------------
                                                 THOMAS J. SHAW
                                                 CHAIRMAN, PRESIDENT, AND
                                                 CHIEF EXECUTIVE OFFICER


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                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION
-----------   -----------

99            Press Release of Retractable Technologies, Inc. issued
              June 24, 2002